                                                                      EXHIBIT 21

                  SUBSIDIARIES OF COLLINS & AIKMAN CORPORATION

      Significant subsidiaries are indicated with an asterisk (*). Inactive subsidiaries are indicated with an "I."
         100% of the outstanding stock of Collins & Aikman Products Co.
                     is directly owned by Collins & Aikman
     Corporation. All other subsidiaries (except as noted in footnote 2) are wholly owned, directly or indirectly, by
          Collins & Aikman Products Co. Except as otherwise indicated, indirect subsidiaries are shown below and to the
                 right of the direct subsidiary that owns them.


COMPANY                                                                                                   JURISDICTION
-------                                                                                                   ------------
Collins & Aikman Products Co.*                                                                                Delaware
       Carcorp, Inc.*                                                                                         Delaware
       Collins & Aikman Accessory Mats. Inc.*                                                                 Delaware
              Akro Mats, LLC                                                                                  Delaware
              Collins & Aikman Automotive Mats, LLC*                                                          Delaware
       Collins & Aikman Asset Services, Inc.                                                                  Delaware
              CW Management Corporation(1)                                                                    Delaware
              Hopkins Services, Inc.(2)                                                                      Minnesota
              SAF Services Corporation(3)                                                                     Delaware
       Collins & Aikman Automotive International, Inc.                                                        Delaware
       Collins & Aikman Carpet & Acoustics (MI), Inc.*                                                        Delaware
       Collins & Aikman Carpet & Acoustics (TN), Inc.                                                        Tennessee
       Collins & Aikman Export Corporation(I)                                                        U.S. Virgin Isles
       Collins & Aikman Holdings Canada Inc.*                                                                   Canada
              Collins & Aikman Canada Inc.*                                                                     Canada
                    C & A Canada International Holdings Limited(4)                                              Canada
                           Collins & Aikman Luxembourg, S.A.(5)                                             Luxembourg
                    Imperial Wallcoverings (Canada) Inc.(I)                                                     Canada
       Collins & Aikman International Corporation*                                                            Delaware

------------
(1)      10% owned by Willis Corroon Corporation of North Carolina

(2)      10% owned by O'Brien & Gere of North America, Inc.

(3)      10% owned by Unicare, Inc.

(4)      73% owned by Collins & Aikman Plastics, Ltd.

(5)      1% owned by Temmes Management Services, B.V.

              Collins & Aikman Europe, Inc.*                                                                  Delaware
                    Collins & Aikman (Gibraltar) Limited*                                           Gibraltar/Delaware
                           C & A Canada International Holding Company                                           Canada
                           Collins & Aikman Europe S.A.(6)*                                                 Luxembourg
                                 Permali do Brasil Industria e Comercio Ltda.                                   Brazil
                                        Rosario Project S.A.                                                 Argentina
                                               Textron Automotive Trim Brasil Ltda.                             Brazil
                                 C&A (Gibraltar)(I)                                                          Gibraltar
                                        C&A (Gibraltar) No. 2(l)                                             Gibraltar
                                 Collins & Aikman Automotive Holding GmbH                                      Germany
                                        Collins & Aikman Automotive Systems GmbH                               Germany
                                        Dura Convertible Systems GrnbH                                         Germany
                                 Collins & Aikman Automotive Systems N.V.(7)*                                  Belgium
                                 Collins & Aikman Automotive Systems S.L.(8)                                     Spain
                                 Collins & Aikman Europe B.V.                                              Netherlands
                                        Collins & Aikman Automotive Floormats Europe,                      Netherlands
                                          B.V.
                                 Collins & Aikman Holding AB                                                    Sweden
                                        Collins & Aikman Automotive Systems AB*                                 Sweden
                                 Collins & Aikman Products GmbH                                                Austria
                                 Collins & Aikman Automotive Systems Italy Srl(9)                                Italy
                                 Collins & Aikman Holdings Limited*                                     United Kingdom
                                        Collins & Aikman Automotive Fabrics Limited                     United Kingdom
                                        Collins & Aikman Automotive Interior Systems                    United Kingdom
                                           Europe Limited*
                                               Collins & Aikman Automotive Systems                      United Kingdom
                                                 Limited(I)
                                                     Collins & Aikman Automotive Carpet                 United Kingdom
                                                       Products (UK) Limited(I)
                                               Abex Plastic Products Limited(I)                         United Kingdom
                                               Manchester Kigass International Limited(I)               United Kingdom
                                               Premier Springs & Pressings Limited(I)                   United Kingdom
                                               Textron Automotive MIP Limited                           United Kingdom
                                                     AS Textron Ltd.                                    United Kingdom
                                                     Textron Automotive Ltd.                            United Kingdom


------------
(6) 49% owned by Collins & Aikman (Gibraltar) Ltd.; 30% owned by Collins & Aikman Luxembourg S.A.; 21% owned by C&A Canada International Holdings Limited

(7)      .025% owned by Collins & Aikman Automotive Systems AB.

(8)      .00028% owned by Collins & Aikman Holdings Limited.

(9)      25% owned by Collins & Aikman Europe B.V.

              Collins & Aikman Holdings, S.A. de C.V.(10)                                                       Mexico
                    Aiktron, S.A. de C.S.(11)                                                                   Mexico
                    Amco de Mexico, S.A. de C.V.*(12)                                                           Mexico
                    Collins & Aikman de Mexico, S.A. de C.V.(13)                                                Mexico
                    Collins & Aikman Carpet & Acoustics, S.A. de C.V.(14)*                                      Mexico
                    Dura Convertible Systems de Mexico, S.A. de C.V.(15)*                                       Mexico
                    Industrias Enjema, S.A. de C. V.(16) (I)                                                    Mexico
                    Servitop, S.A. de C.V.(17)                                                                  Mexico
                    Servitrim, S.A. de C.V.(18)                                                                 Mexico
                    Aiktron S.A. de C.V.                                                                        Mexico
                           Textron S.A. de C.V.(19)                                                             Mexico
                                Textron Executive Services Mexico, S.A. de C.V.(20)                             Mexico
                                      Textron Automotive Management Services Company                            Mexico
                                          Mexico,  S.A. de C.V.(21)
                                Textron Automotive Management Services Company de                               Mexico
                                                   Cuautitlan, S.A. de C.V.(22)
                                Textron Automotive Company de Mexico, S.A. de C.V.(23)                          Mexico
         Collins & Aikman Plastics, Inc.*                                                                     Delaware

-------------------
10       1% owned by Habinus Trading Company.

11       1% owned by Habinus Trading Company.

12       1% owned by Habinus Trading Company.

13       1% owned by Collins & Aikman Accessory Mats, Inc.

14       25% owned by Collins & Aikman Products Co.

15       1% owned by Dura Convertible Systems, Inc.

16       1% owned Collins & Aikman International Corporation.

17       1% owned by Amco de Mexico, S.A. de C.V.

18       1% owned by Dura Convertible Systems de Mexico, S.A. de C.V.

19       Minority interest shares owned by Collins & Aikman International
         Corporation

20       Minority interest shares owned by Collins & Aikman International
         Corporation

21       Minority interest shares owned by Collins & Aikman International
         Corporation

22       Minority interest shares owned by Collins & Aikman International
         Corporation

23       Minority interest shares owned by Collins & Aikman International
         Corporation

              Collins & Aikman Plastics, Ltd.*                                                                  Canada
              Becker Group, L.L.C.                                                                            Michigan
                      Brut Plastics, Inc.                                                                     Michigan
       Collins & Aikman Properties, Inc.(I)                                                                   Delaware
              Textron Automotive Holdings Italy S.r.l.                                                           Italy
                           Textron Automotive Company Italia S.r.l                                               Italy
                                A.P.C.O.--Advanced Plastic Company S.r.l.                                        Italy
                                FAS S.p.a.                                                                       Italy
       Comet Acoustics, Inc.                                                                                  Delaware
       Dura Convertible Systems, Inc.*                                                                        Delaware
              Amco Convertible Fabrics, Inc.                                                                  Delaware
       Gamble Development Company                                                                            Minnesota
       Grefab, Inc.                                                                                           New York
       JPS Automotive, Inc.*                                                                                  Delaware
       Waterstone Insurance, Inc.                                                                              Vermont
       Wickes Asset Management, Inc.                                                                          Delaware
       Wickes Manufacturing Company                                                                           Delaware
       Collins & Aikman Interiors, Inc.                                                                       Delaware
              Textron Automotive Interiors Inc. *                                                             Delaware
                           Riopelle Realty Limited                                                              Canada
                           Textron Automotive (Argentina) Inc.                                                Delaware
                           Textron Automotive (Asia) Inc.                                                     Delaware
                           Textron Automotive International Services Inc.                                     Delaware
                           M&C Advanced Processes, Inc.                                                       Michigan
                           Textron Automotive Overseas Investment Inc.                                        Delaware
       Collins & Aikman Development Company                                                                   Delaware
       Collins & Aikman Foundation                                                                          California
       Collins & Aikman Disaster Relief Fund, Inc.                                                          California
       Collins & Aikman Advanced Processes, Inc.                                                              Delaware
       Collins & Aikman Canada Domestic Holding Company                                                       Delaware
                  C&A Canada Holding Company                                                               Nova Scotia
                  Textron Properties                                                                          Delaware
                           Textron Canada Limited/Textron Canada Limitee                                        Canada
       Collins & Aikman Fabrics, Inc. *                                                                       Delaware
       Textron Automotive Exteriors Inc. *                                                                    Delaware